                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert W. Howeth and Marcel J. Dumeny, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Fairfield Communities, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, up to 200,000 shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, with or without the other, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them or their substitutes may lawfully do or cause to be done by virtue hereof.



                                           /s/ J.W. McConnell
                                          --------------------------------------
                                          J.W. McConnell

Dated:  November 22, 1996

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John W. McConnell and Marcel J. Dumeny, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Fairfield Communities, Inc., a Delaware corporation (the "Company"), a Registration Statement on
Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, up to 200,000 shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, with or without the other, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them or their substitutes may lawfully do or cause to be done by virtue hereof.



                                             /s/ Robert W. Howeth
                                             ----------------------------------
                                             Robert W. Howeth

Dated:  November 22, 1996

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John W. McConnell, Robert W. Howeth and Marcel J. Dumeny, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Fairfield Communities, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, up to 200,000 shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                             /s/ William G. Sell
                                             ----------------------------------
                                             William G. Sell

Dated:  November 22, 1996

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John W. McConnell, Robert W. Howeth and Marcel J. Dumeny, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Fairfield Communities, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, up to 200,000 shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                             /s/ Les R. Baledge
                                             ----------------------------------
                                             Les R. Baledge

Dated:  November 22, 1996

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John W. McConnell, Robert W. Howeth and Marcel J. Dumeny, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Fairfield Communities, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, up to 200,000 shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                             /s/ Russell A. Belinsky
                                             -----------------------------------
                                             Russell A. Belinsky

Dated:  November 22, 1996

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John W. McConnell, Robert W. Howeth and Marcel J. Dumeny, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Fairfield Communities, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, up to 200,000 shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                            /s/ Ernest D. Bennett, III
                                            ------------------------------------
                                            Ernest D. Bennett, III

Dated:  November 22, 1996

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John W. McConnell, Robert W. Howeth and Marcel J. Dumeny, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Fairfield Communities, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, up to 200,000 shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                             /s/ Philip L. Herrington
                                             ----------------------------------
                                             Philip L. Herrington

Dated:  November 22, 1996

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John W. McConnell, Robert W. Howeth and Marcel J. Dumeny, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Fairfield Communities, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, up to 200,000 shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                            /s/ Bryan D. Langton
                                            -----------------------------------
                                            Bryan D. Langton

Dated:  November 22, 1996

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John W. McConnell, Robert W. Howeth and Marcel J. Dumeny, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Fairfield Communities, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, up to 200,000 shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                            /s/ Charles D. Morgan, Jr.
                                            -----------------------------------
                                            Charles D. Morgan, Jr.

Dated:  November 22, 1996

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John W. McConnell, Robert W. Howeth and Marcel J. Dumeny, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Fairfield Communities, Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-8 or any other appropriate form, for the purpose of registering under the Securities Act of 1933, as amended, up to 200,000 shares of Common Stock, par value $0.01 per share, of the Company and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                              /s/ William C. Scott
                                              ----------------------------------
                                              William C. Scott

Dated:  November 22, 1996